Related party transactions	12 Months Ended
Dec. 31, 2016
Related Party Transactions [Abstract]
Related party transactions
Related party transactions
Emera Inc.
A member of the Board of APUC is an executive at Emera. During 2016, the Energy Services Business sold electricity to Maine Public Service Company, and Bangor Hydro subsidiaries of Emera, amounting to U.S.$10,185 (2015 - U.S.$6,658). During 2016, Liberty Utilities purchased natural gas amounting to U.S. $3,939 (2015 - U.S.$2,292) from Emera for its gas utility customers. Both the sale of electricity to Emera and the purchase of natural gas from Emera followed a public tender process the results of which were approved by the regulator in the relevant jurisdiction. On May 13, 2016, a subsidiary of the Company and Emera Utility Services Inc. entered into a design, engineering, supply and construction agreement for the Tinker transmission upgrade project. The total cost of the contract is estimated at $8,797 and is expected to be completed in 2017. The contract followed a market based request for proposal process. On October 14, 2016, APUC paid $680 to Emera as reimbursement for professional services incurred and accrued in 2014.
There was U.S.$757 included in accruals in 2016 (2015 - U.S.$491) related to these transactions at the end of the year.

18.	Related party transactions (continued)
Equity-method investments
The Company provides administrative services to its equity-method investees and is reimbursed for incurred costs. To that effect, the Company charged its equity-method investees $3,313 (2015 - $2,021) during the year.
Trafalgar
The Company owned debt on seven hydroelectric facilities owned by Trafalgar Power Inc. and an affiliate ("Trafalgar"). In 1997, Trafalgar went into default under its debt obligations and an entity partially and indirectly owned by Senior Executives (the "Related Entity"), moved to foreclose on the assets on behalf of the Company. Subsequent to the foreclosure action, Trafalgar went into bankruptcy. APUC and the Related Entity have jointly pursued litigation and bankruptcy proceedings with Trafalgar since 2002.
In 2003 and 2004, the Company reimbursed the Related Entity $1,000 of the approximately $2,000 in third-party legal fees it had initially funded and APUC agreed to fund future legal fees and other liabilities. It was agreed that any net proceeds from the litigation and bankruptcy proceedings would be shared proportionally to the quantum of net legal costs funded by each party.
On June 30, 2016, the Company received U.S. $10,083 in proceeds from the settlement of this matter and, subsequent to quarter-end, paid U.S. $2,900 to the Related Entity as its proportionate share. The gain to APUC, net of legal and other liabilities, of approximately U.S. $6,600 was recorded in the second quarter of 2016.
Long Sault Hydro Facility
Effective December 31, 2013, APUC acquired the shares of Algonquin Power Corporation Inc. (“APC”) which was partially owned by Senior Executives.  APC owns the partnership interest in the 18MW Long Sault Hydro Facility.  A final post-closing adjustment related to the transaction is expected to be settled in 2017.
The above related party transactions have been recorded at the exchange amounts agreed to by the parties to the transactions.